Pacer S&P 500 3AI Top 100 ETF Trading Symbol: PSAI Cboe BZX Exchange, Inc. Summary Prospectus May 5, 2026 www.paceretfs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated March 10, 2026, as supplemented May 5, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer S&P 500 3AI Top 100 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the S&P 500 3AI Top 100 Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.49%
* Estimated for the current fiscal year
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$50	$157
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.
The Index
The Index uses an objective, rules-based methodology to provide exposure to 100 stocks within the S&P 500 Index® (the “S&P 500”) with the highest 3AI Alpha Intelligence Scores. 3AI refers to the machine learning technology firm, 3AI, that provides the 3AI Alpha Intelligence Scores used by the Index Provider in the construction of the Index. 3AI leverages artificial intelligence (“AI”) and machine learning to generate the 3AI Alpha Intelligence Scores. S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index.
The Index’s initial universe is derived from the component companies of the S&P 500. The S&P 500 is comprised of common stocks of approximately 500 large-capitalization companies that generally represent the large-cap segment of the U.S. equity market.
3AI Alpha Intelligence Score
The 3AI Alpha Intelligence Scores represent the 12-month excess return forecast of a stock relative to a global universe of approximately 20,000 equity securities. This universe includes all stocks with a market capitalization above $50 million. The 3AI Alpha Intelligence Score is determined using 3AI’s proprietary forecasting models through the application of machine learning techniques, by analyzing company data and business-cycle data.
3AI’s Alpha Forecast Models
The 3AI Alpha Intelligence Score is generated using 3AI’s proprietary forecasting systems, utilizing an end-to-end machine learning production process that begins with raw data and culminates in the 12-month excess return forecasts. Machine learning is a subset of artificial intelligence (“AI”) that enables the development of models that learn patterns from large datasets, which can subsequently be used to make predictions on new data.
3AI’s models analyze hundreds of proprietary 3AI data signals (also known as factors) sourced from financial statements, analyst forecasts, market data, and macroeconomics. This breadth of data signals enables 3AI’s models to conduct deep due diligence assessment of every stock covered—encompassing fundamentals, technical analysis, future expectation, institutional sentiment, valuation and the U.S. business cycle.
Additionally, 3AI’s model incorporates a Bayesian Believability Layer that seeks to enhance forecasting accuracy by continually observing and learning from its own forecasting performance.
3AI seeks to source its data exclusively from reputable mainstream providers, including financial statements and accounting disclosures, corporate earnings reports, market trading and liquidity data, analyst consensus forecasts, corporate actions, macroeconomic indicators, economic think tanks, surveys, and research institutions. Examples of reputable mainstream data providers include regulatory filings of public companies and standardized financial statement databases (e.g., Worldscope); market pricing and trading data from regulated securities exchanges and trading venues; aggregated analyst estimates derived from institutional broker estimate systems; and corporate action information disseminated by issuers and exchanges.
3AI Alpha Intelligence Score Calculation
3AI conducts the following process to calculate a stock’s 3AI Alpha Intelligence Score:
1.Data Signal Generation: Raw data is collected and used to generate data signals (also known as factors). 3AI’s proprietary process transforms the data to make the data robust for machine learning. Imputation algorithms are used to generate missing data inputs where data is insufficient or non-existent to result in a feature library for the AI learning system.
2.Single Stock Alpha Forecast Generation: 3AI generates a Single Stock Alpha forecast for each company using company-level stock data to forecast relative stock performance attributable to company and stock-specific information using advanced deep factor-based AI models.
To produce the Single Stock Forecasts, 3AI’s models use hundreds of single stock factors, grouped into the following categories: accounting forensics; forecast, sentiment and surprise; clarity of business model; company physics models; credit risk models; financial change; shareholder treatment; technical indicators; valuation models; and other quantitative approaches (including correlation and beta analysis).
3.Business Cycle Alpha Forecasts Generation: 3AI generates Business Cycle Alpha forecasts by using macroeconomic data to forecast relative sector performance attributable to the Business Cycle using advanced deep factor-based AI models.
To produce the Business Cycle Alpha Stock Forecasts, 3AI’s models use proprietary macroeconomic factors from the following categories: U.S. Government bond yields; commodity and market indicators; economic, business and market confidence surveys; economic cycle indicators; manufacturing and supply chain indicators; and inflationary indicators.
4.Final 3AI Alpha Intelligence Score Generation: Single Stock Alpha and Business Cycle Alpha forecasts are combined and passed through a Bayesian Believability Layer to generate final 3AI Alpha Intelligence Scores.
The Bayesian Believability Layer continuously monitors and learns from the model’s prior forecasts—identifying the conditions, stock types, and environments where the models’ signals have historically been most effective. This layer serves as an essential safeguard, helping to enhance the accuracy of the 3AI Alpha Intelligence Scores.
Model Training

3AI’s model training process involves sequentially training the models using only data available up to a specified historical point and subsequently validating their predictive accuracy on unseen future periods. This method helps ensure genuine out-of-sample validity, prevent look-ahead bias and overfitting, and confirm that forecasts are robust under real-world market conditions.
Additionally, 3AI’s dataset includes an extensively deep history of global equities spanning multiple economic cycles, including delisted and failed companies. This breadth enables the models to learn from a full range of outcomes, thereby helping to mitigate survivorship bias and enhance the models’ statistical reliability.
Score Validation and Human Oversight
3AI provides ongoing oversight through score validation procedures and human oversight. The score validation process includes monitoring universe stability, performing raw data completeness and accuracy audits of raw data, performing data signal correlation and stability checks against historical norms, performing regular forecast stability verification, and verifying final pre-delivery data completeness.
Additionally, 3AI integrates human oversight at multiple levels, including data signal development and refinement; model interpretation through explainability; and ongoing data and model quality monitoring.
Index Construction
At each quarterly rebalancing, the Index Provider calculates a z-score for each company in the S&P 500 using the raw 3AI Alpha Intelligence Score. A z-score is a way to standardize data by measuring how far a value lies from the mean in units of standard deviation. The z-scores are winsorized at +3 and -3 (i.e., winsorization is applied to z-scores to limit extreme outliers by capping at 3 and flooring at -3), then ranked in descending order. The top 100 ranked companies are selected for inclusion in the Index, subject to the following rules designed to reduce turnover:
1.The Index Provider ranks all eligible securities in the S&P 500 by their 3AI Alpha Intelligence Score.
2.Any current constituent of the Index that is ranked within the top 120 will be eligible for inclusion in the Index.
3.If the target count of 100 securities is not reached after selecting from eligible current constituents of the Index, the Index Provider will select from the eligible universe in descending rank order of the winsorized z-scores until the target count is reached.
Index components are weighted based on their winsorized z-scores. The maximum weight of each constituent is capped at 4.5%. The aggregate weight of constituents within each Global Industry Classification Standard (GICS®) sector is capped at 40%. Weight above individual company and sector limitations are typically redistributed among the other Index constituents in proportion to their weights.
As of January 30, 2026, the companies included in the Index had a market capitalization of $7.4 billion to $4.6 trillion. Also as of January 30, 2026, the Index had significant exposure to the information technology and consumer discretionary sectors.
The Index is typically reconstituted and rebalanced quarterly as of the close of business on the third Friday of March, June, September, and December based on data as of the last business days of February, May, August, and November, respectively.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all component securities of the Index in the same approximate proportion as in the Index.
The Fund is non-diversified and therefore may invest a larger percentage of its assets in the securities of a single company than diversified funds.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of January 30, 2026, the Index was not concentrated in any industry or group of industries.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪AI and Machine Learning Risk. 3AI’s models use AI to calculate 3AI Alpha Intelligence Scores. AI presents risks and challenges that could affect its further development, adoption, and use. AI algorithms may be flawed and techniques such as machine learning and deep learning may prove ineffective. To the extent the machine learning process does not perform as designed or intended, the Index’s methodology may not be successfully implemented. Data sets may be insufficient, of poor quality, or contain biased information. Errors in the data, calculations, and/or the construction of the AI models may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Such risks should be viewed as an inherent element of investing in an investment strategy that relies upon AI models.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, an industry or group of industries in which the Fund is concentrated may be out of favor and underperform other industries or groups of industries.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪Index Provider Risk. There is no assurance that an Index provider or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, rebalanced, calculated or disseminated accurately. The Fund relies upon the Index provider and its agents to compile, determine, maintain, construct, rebalance, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.
▪Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
▪Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
▪Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
▪Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-877-337-0500.

Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Danke Wang, CFA, FRM, Portfolio Manager for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kavanaugh and Mr. Wang have each served as a portfolio manager since the Fund’s inception in 2026.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.